UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549
                      ____________________

                            FORM 8-K

                         CURRENT REPORT
             Pursuant to Section 13 OR 15(d) of the
                 Securities Exchange Act of 1934

                Date of Report:  August 30, 2006
                (Date of earliest event reported)

                        INTEL CORPORATION
     (Exact name of registrant as specified in its charter)


      Delaware               000-06217             94-1672743
   (State or other          (Commission          (IRS Employer
    jurisdiction
  of incorporation)         File Number)      Identification No.)

  2200 Mission College Blvd., Santa Clara,         95054-1549
                 California
  (Address of principal executive offices)         (Zip Code)

                         (408) 765-8080
      (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
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Instruction A.2. below):

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[  ]  Soliciting  material  pursuant to  Rule  14a-12  under  the
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[  ]  Pre-commencement communications pursuant to  Rule  14d-2(b)
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[  ]  Pre-commencement communications pursuant to  Rule  13e-4(c)
under the Exchange Act (17 CFR 240.13e-4(c))

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Item         Regulation FD Disclosure.
7.01
             In connection with the April 19 and July 19
             Earnings Releases, Intel Corporation (the
             "Corporation") discussed an ongoing program designed to improve operational efficiency and results. In connection with that program the Corporation has previously announced the planned sale of its communications and application processor business to Marvell Technology Group, and the elimination of approximately 1,000 management positions within the Corporation.

             Further with respect to that program, the Corporation determined on August 30, 2006 to undertake a number of additional actions recommended by the Corporation's Structure and Efficiency Taskforce relating to organizational efficiency, business processes and programs. Some of these actions (collectively, the "Efficiency Plan") have commenced and will continue for varying periods of time, and other actions will involve further analysis and execution at a later date. It is intended that most of these actions will have commenced or be executed by the end of the 2007 fiscal year, although some actions may occur or continue into the 2008 and 2009 fiscal years.

             The Corporation presently estimates that the aggregate result of these actions pursuant to the Efficiency Plan will be to reduce cost-of-sales and marketing, general and administrative and research and development expenses by approximately $2 billion in 2007 and $3 billion in 2008. These actions are also expected to reduce the Corporation's workforce by approximately 10,500 employees worldwide as of July 1, 2007 relative to employment of 102,500 persons as of July 1, 2006. Year-end 2006 employment is expected to be approximately 95,000 persons. The Corporation also expects that several of these actions under the Efficiency Plan will result in the avoidance of approximately $1 billion in capital expenditures that otherwise would have been incurred in 2008. The Corporation intends to provide additional information concerning the impact of these actions on the Corporation's third quarter and the estimated impact of these actions on the Corporation's fourth quarter with the Corporation's 2006 third quarter Earnings Release (scheduled for publication on October 17, 2006). Similarly, additional detail with regard to 2007 will be provided in the Corporation's earnings releases and Business Outlook statements published quarterly during 2007.

             In connection with the Efficiency Plan, the Corporation expects to record restructuring charges of approximately $200 million no later than 2007. Additional, presently undetermined, charges may be incurred during the 2008 and 2009 fiscal years. The Corporation currently expects that a majority of the aggregate charges will be related to employee benefit and severance arrangements to be paid in cash.

             The exact timing of these charges and the related cash outflows, as well as the estimated cost ranges by category type, have not been finalized. This information will be subject to the finalization of timetables for the transition of functions, local labor law requirements, including consultation with appropriate works councils as well as the statutory severance requirements of the particular legal jurisdictions impacted, and the amount and timing of the actual charges may vary due to a variety of factors including the salary, position and number of years of service of the affected employees as well as the type and amount of severance benefits offered to employees. The Efficiency Plan reflects the Corporation's intention only and restructuring decisions at certain non-U.S. locations remain subject to local labor law requirements, including consultation with appropriate works councils.

             Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release describing the Efficiency Plan. The information in this Current Report shall be deemed incorporated by reference into any registration statement heretofore or hereafter filed under the Securities Act of 1933, as amended, except to the extent that such information is superseded by information as of a subsequent date that is included in or incorporated by reference into such registration statement. The information in this report shall not be treated as filed for purposes of the Securities Exchange Act of 1934, as amended.

             This Form 8-K and attached press release contain forward-looking statements that involve risks, uncertainties and assumptions. Many factors could affect the Efficiency Plan and the Corporation's actual results, and if the risks or uncertainties ever materialize or the assumptions prove incorrect, the results of the Corporation may differ materially from those expressed or implied by such forward-looking statements and assumptions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections, the extent or timing of cost savings, charges, use of cost savings, revenue or profitability improvements, or other financial items; any statements of the plans, strategies, and objectives of management for future operations, including timing and execution of any restructuring plans, retirement programs, benefit program changes or reorganizations and extent of employees impacted; any statements concerning the Corporation's expected competitive position or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Intel presently considers the factors set forth below to be the important factors that could cause actual results to differ materially from the Corporation's published expectations: risks, uncertainties and assumptions including the timing and execution of plans and programs subject to local labor law requirements, including consultation with appropriate works councils; assumptions related to severance and post-retirement costs; future acquisitions, dispositions, investments, new business initiatives and changes in product roadmap, development and manufacturing which may affect expense and employment levels at the Corporation; assumptions relating to product demand and the business environment; and other risk factors that are described from time to time in the Corporation's Securities and Exchange Commission reports, including but not limited to the risk factors described in the Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended July 1, 2006, and other reports filed after the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2005. The Corporation assumes no obligation to update these forward-looking statements.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 INTEL CORPORATION
                                 (Registrant)


                                 By:  /s/ Cary I. Klafter
                                      --------------------
                                      Cary I. Klafter
Date:  September 5, 2006              Corporate Secretary